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                                                               Exhibit 10.12








                          THIRD SUPPLEMENTAL INDENTURE

                         dated as of September 28, 2005

                                      among

                      CHARTER COMMUNICATIONS HOLDINGS, LLC,

               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION

                                       and

                            BNY MIDWEST TRUST COMPANY

                                   as Trustee

                          -----------------------------

                          10.000% Senior Notes due 2011
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         THIS THIRD SUPPLEMENTAL INDENTURE (this "Third Supplemental
Indenture"), entered into as of September 28, 2005, among Charter Communications Holdings, LLC, a Delaware limited liability company (the "Company"), and Charter Communications Holdings Capital Corporation, a company incorporated under the laws of Delaware (collectively with the Company, the "Issuers"), and BNY Midwest Trust Company, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Issuers and the Trustee entered into the Indenture, dated as of May 15, 2001, as supplemented by that certain First Supplemental Indenture, dated as of January 14, 2002, and as supplemented by that certain Second Supplemental Indenture, dated as of June 25, 2002, both by and among the Issuers and the Trustee (as supplemented, the "Indenture"; capitalized terms used herein without being defined herein have the meanings given to them in the Indenture), relating to the Company's 10.000% Senior Notes due 2011 (the "Notes");

         WHEREAS, the Issuers desire to conform clause (1) of the definition of "Permitted Investments" in the Indenture with the definitions contained in the indentures of the Company's subsidiaries; and

         WHEREAS, in accordance with Section 9.02 of the Indenture, the Company has obtained written consent to the proposed amendment from the Holders of a majority in principal amount of the Notes then outstanding.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Third Supplemental Indenture hereby agree as follows:

         Section 1. Clause (1) of the definition of "Permitted Investments" in the Indenture is hereby amended to read as follows:

                  "(1) any Investment by the Company in a Restricted Subsidiary thereof, or any Investment by a Restricted Subsidiary of the Company in the Company or in another Restricted Subsidiary of the Company;".

         Section 2. This Third Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

         Section 3. This Third Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 4. This Third Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture will henceforth be read together.
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         Section 5. Except as expressly amended hereby, each provision of the
Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified, and confirmed by each of the Issuers and the Trustee.

         Section 6. The recitals contained herein shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed as of the date first above written.

                                 Charter Communications Holdings, LLC, as Issuer

                                 By:        /s/ Thomas J. Hearity
                                        -------------------------------------
                                        Name: Thomas J. Hearity
                                        Title: SVP and Acting General Counsel


                                 Charter Communications Holdings Capital
                                 Corporation, as Issuer

                                 By:        /s/ Thomas J. Hearity
                                        -------------------------------------
                                        Name: Thomas J. Hearity
                                        Title: SVP and Acting General Counsel


                                 BNY Midwest Trust Company, as Trustee

                                 By:        /s/ Daniel G. Dwyer
                                        -------------------------------------
                                        Name: Daniel G. Dwyer
                                        Title: Vice President


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